                                                                      EXHIBIT 21
                                                                     -----------

                           SUBSIDIARIES OF REGISTRANT


                        SUBSIDIARY                       JURISDICTION
                        ----------                       ------------
                                                           IN WHICH
                                                           --------
                                                          ORGANIZED
                                                          ---------
1.    A.V. Chemie A.G................................   Switzerland
2.    A-D Holdings Argentina S.A.....................   Argentina
3.    AEAC, Inc......................................   Delaware
4.    Avery Automotive Limited.......................   United Kingdom
5.    Avery China Company Limited....................   China
6.    Avery Coordination Center N.V..................   Belgium
7.    Avery Corp.....................................   Delaware
8.    Avery de Mexico S.A. de C.V....................   Mexico
9.    Avery Dennison (Fiji) Limited..................   Fiji
10.   Avery Dennison (Hong Kong) Limited.............   Hong Kong
11.   Avery Dennison (India) Private Limited.........   India
12.   Avery Dennison (Ireland) Limited...............   Ireland
13.   Avery Dennison (Retail) Limited................   Australia
14.   Avery Dennison (Thailand) Ltd..................   Thailand
15.   Avery Dennison Argentina S.A...................   Argentina
16.   Avery Dennison Australia Limited...............   Australia
17.   Avery Dennison C.A.............................   Venezuela
18.   Avery Dennison Canada Inc......................   Canada
19.   Avery Dennison Chile S.A.......................   Chile
20.   Avery Dennison Columbia S.A....................   Columbia
21.   Avery Dennison Danmark A/S.....................   Denmark
22.   Avery Dennison Deutschland GmbH................   Germany
23.   Avery Dennison do Brasil Ltda..................   Brazil
24.   Avery Dennison Foreign Sales Corporation.......   Barbados
25.   Avery Dennison France S.A......................   France
26.   Avery Dennison Holding GmbH....................   Germany
27.   Avery Dennison Holdings Limited................   Australia
28.   Avery Dennison Italia S.p.A....................   Italy
29.   Avery Dennison Korea Limited...................   Korea
30.   Avery Dennison Luxembourg S.A..................   Luxembourg
31.   Avery Dennison Mexico S.A. de C.V..............   Mexico
32.   Avery Dennison Office Products (Pty.) Ltd......   South Africa
33.   Avery Dennison Office Products Company.........   Nevada

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


                        SUBSIDIARY                       JURISDICTION
                        ----------                       ------------
                                                           IN WHICH
                                                           --------
                                                          ORGANIZED
                                                          ---------
34.   Avery Dennison Office Products U.K. Ltd........   United Kingdom
35.   Avery Dennison Osterreich GmbH.................   Austria
36.   Avery Dennison Overseas Corporation............   Massachusetts
37.   Avery Dennison Singapore (Pte) Ltd.............   Singapore
38.   Avery Dennison Materials U.K. Limited..........   United Kingdom
39.   Avery Dennison U.K. Limited....................   United Kingdom
40.   Avery Etiketsystemer A/S.......................   Denmark
41.   Avery Etiketten B.V............................   Netherlands
42.   Avery Etiketten N.V............................   Belgium
43.   Avery Etikettsystem Svenska AB.................   Sweden
44.   Avery Foreign Sales Corporation B.V............   Netherlands
45.   Avery Graphic Systems, Inc.....................   Delaware
46.   Avery Guidex Limited...........................   United Kingdom
47.   Avery Holding AG...............................   Switzerland
48.   Avery Holding B.V..............................   Netherlands
49.   Avery Holding Limited..........................   United Kingdom
50.   Avery Holding S.A..............................   France
51.   Avery International France S.A.................   France
52.   Avery Label (Northern Ireland) Limited.........   United Kingdom
53.   Avery Maschinen GmbH...........................   Germany
54.   Avery Pacific Corporation......................   California
55.   Avery Properties Pty. Limited..................   Australia
56.   Avery Specialty Tape Division N.V..............   Belgium
57.   Avery, Inc.....................................   California
58.   Cardinal Insurance Limited.....................   Bermuda
59.   Dennison do Brasil Industria e Comercio Ltda...   Brazil
60.   Dennison International Company.................   Massachusetts
61.   Dennison International Holding B.V.............   Netherlands
62.   Dennison Ireland Limited.......................   Ireland
63.   Dennison Manufacturing (Trading) Ltd...........   United Kingdom
64.   Dennison Manufacturing Company.................   Nevada
65.   Dennison Monarch Systems, Inc..................   Delaware
66.   Dennison Office Products Limited...............   Ireland
67.   DMC Development Corporation....................   Nevada
68.   Dover S.A......................................   Argentina
69.   Etikettrykkeriet A/S...........................   Denmark
70.   Fasson (Schweiz) A.G...........................   Switzerland

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



                        SUBSIDIARY                       JURISDICTION
                        ----------                       ------------
                                                           IN WHICH
                                                           --------
                                                          ORGANIZED
                                                          ---------
71.   Fasson Belgie N.V..............................   Belgium
72.   Fasson Canada Inc..............................   Canada
73.   Fasson de Mexico S.A...........................   Mexico
74.   Fasson Deutschland GmbH........................   Germany
75.   Fasson Espana S.A..............................   Spain
76.   Fasson France S.a.r.L..........................   France
77.   Fasson Ireland Limited.........................   Ireland
78.   Fasson Nederland B.V...........................   Netherlands
79.   Fasson Norge A/S...............................   Norway
80.   Fasson Polska Sp. Zo.o.........................   Poland
81.   Fasson Portugal Produtos Auto-Adesivos Lda.....   Portugal
82.   Fasson Products (Proprietary) Limited..........   South Africa
83.   Fasson Pty. Limited............................   Australia
84.   Fasson Scandinavia A/S.........................   Denmark
85.   Fasson Suomi OY................................   Finland
86.   Fasson Sverige AB..............................   Sweden
87.   LAC Retail Systems Limited.....................   United Kingdom
88.   LDNA Corporation...............................   California
89.   Metallised Films & Papers Ltd..................   United Kingdom
90.   Monarch Industries, Inc........................   New Jersey
91.   Novexx Modul Vertriebs GmbH....................   Germany
92.   Plastimpres S.A................................   Argentina
93.   Presto SarL....................................   France
94.   Retail Products Limited........................   Ireland
95.   Security Printing Division, Inc................   Delaware
96.   Self Adhering Products & Associates (Pty.) Ltd.   South Africa
97.   Soabar Systems (Hong Kong) Limited.............   Hong Kong
98.   Soabar Systems (Philippines) Inc...............   Philippines
99.   Soabar Systems Hong Kong B.V...................   Netherlands
100.  Societe Civile Immobiliere Sarrail.............   France
101.  TIADECO Participacoes, Ltda....................   Brazil


      All of the preceding subsidiaries have been consolidated in the Registrant's financial statements and no separate financial statements have been filed.

      Registrant also owns 51% of Avery--Petofi KFT (Hungary), which company may be deemed to be a subsidiary. Registrant's share of the profits and losses is included on an equity basis in the Consolidated Statement of Income.

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